SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               __________________

                Date of Report (date of earliest event reported):

                                 August 6, 2004


                         ALBANY MOLECULAR RESEARCH, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     000-25323                 14-1742717
-----------------------------     ------------------        --------------------
(State or other jurisdiction       (Commission File         (I.R.S. Employer
       of incorporation)                Number)           Identification No.)


              21 Corporate Circle, P.O. Box 15098, Albany, NY 12212
             -------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (518) 464-0279
                                 --------------
              (Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure

On August 6, 2004, Albany Molecular Research, Inc. issued a press release announcing a delay in the release of its financial results for the second quarter of 2004. The press release describes certain asset write-downs and restructuring and impairment charges that will be reflected in the second quarter results. The full text of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

Exhibit No.     Description
----------       ------------

99.1             Press release of Albany Molecular Research, Inc. dated
                 August 6, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: August 6, 2004                         ALBANY MOLECULAR RESEARCH, INC.


                                              By:  /s/ David P. Waldek
                                                 -------------------------
                                                   David P. Waldek
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

99.1  Press Release of Albany Molecular Research, Inc. dated August 6, 2004.